Exhibit 10.1

Georgia Department of
Community Health		2 Peachtree Street, NW
Atlanta, GA 30303-3159
Clyde L. Reese, III, Esq., Commissioner	Sonny Perdue, Governor	www.dch.georgia.gov

June 17, 2010

Sent Via:  Certified Mail; Return Receipt Requested

Peach State Health Plan
Attn: Patrick Healy, President & Chief Executive Officer
3200 Highland Pkwy, SE
Suite 300
Smyrna, Georgia 30082

    Re:          NOTICE OF RENEWAL FOR FISCAL YEAR 2011
    Contract #0653 - Medicaid Managed Care

Dear Mr. Healy:

    This letter serves as written notice that the Georgia Department of Community Health (hereinafter “DCH” or the “Department”) is exercising its option to Renew the above-referenced contract for an additional State Fiscal Year, subject to the terms and conditions of the underlying contract (the “Contract”) and any applicable subsequent amendments.  The Contract, as renewed, shall terminate on June 30, 2011.  All terms and conditions of the contract, including reimbursement, shall remain as stated in the original contract and any amendments thereto.

    Enclosed is an additional copy of this letter.  Please sign both copies where indicated, retaining one for your files and returning the other via fax or mail within 5 business days of receipt of this letter.

    Georgia Department of Community Health
    Contract Administration
    2 Peachtree Street
    40th Floor
    Atlanta, Georgia 30303
    Fax: (404) 463-0663

    Please contact me at (404) 463-0348 or via email at pgordon@dch.ga.gov should you have any questions or require additional information.  We look forward to continuing with your contract in Fiscal Year 2011.

           Sincerely,

           /s/ Pamela Gordon

           Pamela Gordon
           Contract Specialist II

Attachments

cc:       Clyde White, Deputy General Counsel
    Jerry Dubberly
    Randy Houpe
    File

Georgia Department of
Community Health		2 Peachtree Street, NW
Atlanta, GA 30303-3159
Clyde L. Reese, III, Esq., Commissioner	Sonny Perdue, Governor	www.dch.georgia.gov

Signature of Acceptance:

We, Peach State Health Plan, by the duly authorized signature below, do hereby acknowledge the Renewal of Contract #0653, Peach State Health Plan, and agree to comply with the terms as stated.  Please return this document within 5 business days.

/s/ Patrick M. Healy	6-23-10
Authorized Signature	Date